THE RBB FUND, INC.

(the “Company”)

ROBECO INVESTMENT FUNDS

Robeco Boston Partners Large Cap Value Fund

Robeco Boston Partners Mid Cap Value Fund

Robeco Boston Partners Small Cap Value Fund II

Robeco Boston Partners All-Cap Value Fund

Robeco Boston Partners Long/Short Equity Fund

Robeco WPG 130/30 Large Cap Core Fund

Robeco WPG Small Cap Value Fund

SAM Sustainable Climate Fund

SAM Sustainable Water Fund

(the “Funds”)

(INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)

Supplement dated November 7, 2008

to the Institutional Class Prospectus

dated December 31, 2007, as revised May 6, 2008

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS. THIS SUPPLEMENT SUPERSEDES THE INFORMATION CONTAINED IN SECTION 3, “ELIGIBLE PURCHASERS OF INSTITUTIONAL CLASS SHARES”, OF THE PROSPECTUS SUPPLEMENT DATED SEPTEMBER 26, 2008.

Effective November 7, 2008, Institutional Class shares of the Funds will be available for initial purchase only by those categories of investors enumerated below.

The following paragraphs and bullet points are added to the section “Purchase of Fund Shares” on page 63 of the Institutional Class Prospectus:

Institutional Class Shares of the Funds are available for purchase by the following categories of investors:

•	Retirement and other benefit plans;

•	Endowment funds and foundations;

•	Any state, county or city, or its instrumentality, department, authority or agency;

•	Accounts registered to insurance companies, trust companies and bank trust departments;

•	Investment companies both affiliated and not affiliated with Robeco Investment Management, Inc. and Sustainable Asset Management USA, Inc.;

•	Investors who participate in fee-based, wrap and other investment platform programs;

•	Any entity that is considered a corporation for tax purposes; and

•	Directors of the Company and employees of Robeco Investment Management, Inc. and Sustainable Asset Management USA, Inc.

Investors who meet the above investor eligibility criteria are eligible to purchase Institutional Class shares. Existing shareholders who opened their Institutional Class share accounts in the Funds prior to November 7, 2008 will be eligible to maintain such accounts and to make additional purchases in such accounts.

An exchange between the Institutional Class shares and either of the Investor Class shares, Class A shares or Class C shares of any Fund is generally not permitted, except that Institutional Class shares will be exchanged for Investor Class shares automatically should an investor in the Institutional Class shares who opened an account after November 7, 2008 no longer meets the investor eligibility requirements set forth above. The involuntary exchange will take place at net asset value, without the imposition of a sales load, exchange fee or other charge.

Under Internal Revenue Code section 1036, an exchange of shares of one class for shares of another class constitutes a nontaxable exchange for federal income tax purposes, and your basis and holding period for your existing shares will carry over to your new shares. The Funds intend to report the exchange as an entirely nontaxable transaction. It is possible, however, for you to recognize dividend income as a result of the exchange due to differences in the expense ratios between the two classes, but the amount of any such income would not exceed the value of any additional shares that you receive in the transaction.

Please retain this Supplement for future reference.